UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 20, 2015 (May 20, 2015)

Moody National REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55200	26-1812865
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On May 20, 2015, Moody National REIT I, Inc. (the “Company”) distributed a press release announcing the execution of a purchase and sale agreement on May 14, 2015 for the acquisition of a portfolio of 149 hotels located throughout the United States for an aggregate purchase price of $1,725,000,000, excluding acquisition costs. The execution of the purchase and sale agreement was previously disclosed by the Company. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated May 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: May 20, 2015	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated May 20, 2015